Assets held for sale	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Assets held for sale
Assets held for sale

On December 2, 2015, the Company signed an amendment with Jurong Shipyard (“Jurong”) for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the “Unit”). The deferral period originally lasted until June 2, 2016, but was then subsequently extended to July 6, 2017.

Following completion of the deferral period, the Company and Jurong have agreed to form a Joint Asset Holding Company for joint ownership of the Unit, to be owned 23% by the Company and 77% by Jurong, in the event no employment is secured for the Unit and no alternative transaction is completed. Until the end of the deferral period, the Company will continue to market the unit for an acceptable drilling contract, and the Unit will remain at the Jurong Shipyard in Singapore. The Company and Jurong may also consider other commercial opportunities for the Unit during this period. However, based on current market conditions, management deems the most probable outcome to be that the Unit will be contributed to the Joint Asset Holding Company.

As a result, in the year to December 31, 2015 the Company concluded that the West Rigel drilling unit should be classified as “Held for Sale”. In the year ending December 31, 2015 an impairment loss was recognized in the period of $82 million, which was the difference between the net book value of the unit of $210 million, compared to the expected recoverable value of the Company’s investment in the Joint Asset Holding Company of $128 million. The impairment loss was recognized in “Loss on disposal” in the Consolidated Statement of Operations for the year ended December 31, 2015.

(In US$ millions)	As at December 31, 2016	As at December 31, 2015
Opening balance at the beginning of the period	128	—
West Rigel newbuild investment, classified as held for sale	—	210
Loss on disposal	—	(82)
Non-current assets held for sale	128	128